CARD DISTRIBUTOR AGREEMENT FIRSTUSE


This Agreement is made between _______________________________ (the The
 Company") having its principal office at Florida and Panther Com Enterprises, Inc. (the "The Distributor") having its principal office at 6991 NW 82nd Ave. Bay 11, Miami, FL 33166.

VHEREAS, The Company has the ability to offer Pre-paid Calling Card Services which will permit the end-user to make domestic and international long distance pre-paid calls over the Company's telecommunications Network.

VHEREAS, the Distributor desires to represent and sell on a non-exclusive basis, the Company's Pre-paid Calling Cards in the territory of the United States of America and Canada.

 NOW, THEREFORE, for and in consideration of mutual promises and covenants herein contained, the parties hereto agree as follows:

Responsibilities of the Distributor:


    1. The Distributor shall accurately represent and state the Company's policies to all potential and present Vendors.
    2. The Distributor shall inform immediately the Company's sales manager of all problems concerning the Company's Pre-paid Calling Cards within the sales territory.
    3. The Distributor shall meet with the sales manager with reasonable frequency to discuss sales Activity within the territory.
    4. The Distributor shall provide the Company 30-days' notice should the Distributor intend to terminate this agreement.
    5. The Distributor shall return promptly all materials and samples provided by the Company to the Distributor, if either party terminates this agreement.
    6. The Distributor shall be responsible for all taxes relating to the sale of the Cards, except for taxes based solely on the Company's income. The Distributor shall indemnify and hold the Company harmless from all costs, expenses, claims, or actions arising from such taxes.
    7. The Distributor shall not use any sales scripts, literature, promotional materials, advertising material, which make reference to the Pre-paid Calling Card without obtaining the Company's written approval prior to The Distributor's use of such material.
    8. Distributor shall request activation of Pre-paid calling prior to delivering the cards to stores or end users,
    9. Distributor shall receive every Monday a WEEKLY INVOICE, including a first use report ("Report") of all the pre-paid cards activated by the end users during the previous week (cards activated from Monday through Sunday). Distributor shall pay the Company for all the cards activated as per Report, using the procedure described in Exhibit 1 (Distributors billing and payment procedure).
        Should the Distributor fail to pay any part of the weekly Invoice, the Distributor shall pay 1.5% per month interest on the principal due, or the highest rate of interest allowed by law, whichever is greater. Furthermore if the payment default is not cure by the following reporting period, the Company reserves the right to disconnect without further notice all the cards activated on behalf of Distributor. Any and all liabilities arising from the disconnection of cards shall be the responsibility of Distributor.
    10. Distributor shall be responsible for all the cards activated, after 180 days from activation date Distributor shall pay for any card that has not reported first use, or return the cards to the Company for de-activation,
    11. Confidentiality: The Distributor will hold in confidence and will use its best efforts to cause its officers, directors, employees, accountants, counsel, consultants, advisors and agents to hold in confidence, unless compelled to disclose by judicial or administrative process or by the requirements of law, all Confidential Information concerning the Company and its affiliates which is furnished to the Distributor in connection with the transactions contemplated by this Agreement. The term "Confidential Information* shall mean all information, written or oral, provided by the Company or its officers, directors, employees, Distributors or agents to the Distributor or its officers, directors, employees, Distributors or agents, except to the extent that such information can be shown to have been (a) previously known on a non-confidential basis by the Distributor; (b) in the public domain through no fault of the Distributor; (c) later lawfully


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        acquired by the Distributor from sources other than The Company; or (d)
        independently developed by the Distributor without the use, directly or indirectly, of any Confidential Information of THE COMPANY; provided that the Distributor may disclose such information to its officers, directors, employees, accountants, counsel, consultants, advisors and agents in connection with the transactions contemplated by this Agreement, so long as such persons are informed by the Distributor of the confidential nature of such information and are directed by the Distributor to treat such information confidentially. The Distributor's obligation to hold any such information in confidence shall be satisfied if it exercises the same care with respect to such information as it would take to preserve the confidentiality of its own similar information. Upon termination of this Agreement, the Distributor will, and will use its efforts to cause its officers, directors, employees, accountants, counsel, consultants, advisors and agents to, destroy or deliver to the Company, upon request, all documents and other materials and all copies thereof obtained by the Distributor, or on its behalf, from the Company in connection with this Agreement that are subject to such confidence.

 Responsibilities of the Company:

    1. The Company shall deliver to Distributor deactivated pre-paid calling cards.
    2. The Company shall negotiate in advance of sale, the discount levels that it will offer for each pre-paid calling card program. Such discount levels shall be reflected in Exhibit 1 of this card distribution agreement.
    3. The Company shall provide the Distributor with reasonable quantities of printed or promotional materials, brochures, and any product samples required for sales purposes.
    4. The Company shall be solely responsible for all costs associated with preparing the Cards, provided that, if Distributor requests custom modifications, such modifications shall be at the sole expense of Distributor.
    5. The Company shall maintain a reasonable stock of prepaid calling cards and, provided Distributor is current in all payments to the Company, shall ship promptly all orders to the Distributor within two business days.
    6.  The Company shall have the right to set minimum monthly quotas.
    7. The Company shall grant the Distributor 30-days' notice should the Company wish to terminate this agreement.


Additional Covenants:


    1. The Distributor shall comply with all applicable laws and regulations and shall conduct its business, and shall commit no act, which would reflect unfavorably on the Company.
    2. The Company shall incur no responsibility or obligation to employees, independent contractor or other parties utilized by the Distributor to perform its obligations hereunder. Such persons shall at all times remain employees, agents, or independent contractors of the
        Distributor.
    3. The Company is responsible for customer support services similar to those it provides its other distributors.
    4. All products and services provided under this agreement are provided for resale to The Distributors customers. The Distributor is solely responsible for billing and collection from its customers. The Distributor is solely responsible for obtaining and maintaining all authorization for resale of Prepaid Calling Cards to its customers. The Distributor will provide such document to The Company upon request.
    5. The Company or its authorized representative(s) may audit, upon reasonable notice, any or ail Distributor account information, data, documents, books and records pertaining to the distribution of the cards.
    6. Except for the payment of money, neither party shall be liable for failure to perform its obligations hereunder due to causes beyond its control, Including but not limited to, acts of God, fire, flood, or other catastrophes; any laws, order, regulation, or request of the United States or any foreign government, or other civil or military authority; national emergencies, insurrections, dots, wars, or strikes, lock-outs, works stoppages, or other labor difficulties.
    7. IN NO EVENT SHALL THE COMPANY BE LIABLE FOR SPECIAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES ARISING FROM RELATIONSHIP OR THE CONDUCT OF BUSINESS CONTEMPLATED HEREIN. THE LIABILITY OF THE COMPANY IN ANY AND ALL CATEGORIES SHALL NOT IN THE AGGREGATE, $1,000.00. THE COMPANY SPECIFICALLY DISCLAIMS ANY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE CARDS OR ANY SERVICES SOLD HEREUNDER.
    8.  This  Agreement  shall be  construed   under  the  law  of  the State of
        Florida without regard to choice of law principles. Venue for all matters hereunder shall be Dade County, Florida and all parties waive any other venue.
    9. Neither party may assign or transfer all or any part of its rights under this agreement without the prior written consent of other, except that the Company may assign all its right and obligations to any legal entity controlled by or under common control with the Company.
   10. This agreement is not intended to create, nor shall it be construed to be, a joint venture, partnership, franchise, or other form of business relationship. Neither party shall have, nor hold itself out as having, any right, power or authority to assume, create, or incur any expenses, liability, or obligation on behalf of other party, except as expressly provided herein.
   11. This Agreement, together with the exhibits hereto, constitutes the final and full terms of understanding between the parties and supersedes all previous agreements, understandings, negotiations, and promises, whether written or oral, between the parties with respect to the subject matter hereof. Both parties have joined in drafting of this agreement and there shall be no presumption against either party as a result of being the drafter of this Agreement.
   12. If any provision of this Agreement is held invalid, illegal or unenforceable in any respect, such provision shall be treated as severable, leaving the remaining provisions unimpaired, provided that such does not materially prejudice either party in their respective rights and obligations contained in valid terms, covenants, or conditions. This agreement shall be construed in accordance with its fair meaning and not in favor of either party as "drafter."
   13. This agreement shall be binding upon the parties and their successors and assigns.

Signed this         day of May, 2001.


    The Company                                  The Distributor

                                                 Panther Com Enterprises, Inc.
                                                 Tax ID#:
                                                 Contact Person:  Manuel Sanchez
                                                 Phone:  (305) 718-4467
                                                 Fax: (305) 718-4057

                                    Exhibit I
                         Discount and Payment Agreement




 1.  Haiti card
          a.    Discount:
          b. Invoice: Every Monday the Company will invoice Distributor for all the cards that had a first use during the prior week (Monday through Sunday).
          c. Payment: Distributor shall pay the invoice no later than Wednesday of the same week.

 2.  La Cholita
          a.    Discount:
          b. Invoice: Every Monday the Company will invoice Distributor for all the cards that had a first use during the prior week (Monday through Sunday).
          c.    Payment:   Distributor  shall  pay  the  invoice  no  later than
                Wednesday of the same week.
                Payment:   Distributor  shall  pay  the  invoice  no later than
                Wednesday of the same week.

3.   La Peruana
          a.    Discount:
          b. Invoice: Every Monday the Company will invoice Distributor for all the cards that had a first use during the prior week (Monday through Sunday).
          c.    Payment:   Distributor  shall  pay  the  invoice no later  than
                Wednesday of the same week.

 4.  Che Boludo
          a.    Discount:
          b. Invoice: Every Monday the Company will invoice Distributor for all the cards that had a first use during the prior week (Monday through Sunday).
          c. Payment: Distributor shall pay the invoice no later than Wednesday of the same week.
                Payment: Distributor shall pay the invoice no later than Wednesday of the same week.

5.   Milonga
          a.    Discount:
          b. Invoice: Every Monday the Company will invoice Distributor for all the cards that had a first use during the prior week (Monday through Sunday).
          c.    Payment:   Distributor  shall  pay  the  invoice no later than
                Wednesday of the same week.

 6.  Nicaragua
          a.    Discount:
          b. Invoice: Every Monday the Company will invoice Distributor for all the cards that had a first use during the prior week (Monday through Sunday).
         c.     Payment:   Distributor  shall  pay  the  invoice  no  later than
                Wednesday of the same week.
                Payment:   Distributor  shall  pay  the  invoice  no later than
                Wednesday of the same week.


Signed this         day of May, 2001.

    The Company                                  The Distributor

                                                 Panther Com Enterprises, Inc.
                                                 Tax ID#:
                                                 Contact Person:  Manuel Sanchez
                                                 Phone:  (305) 718-4467
                                                 Fax: (305) 718-4057